  FPA Paramount Fund, Inc.

                              ANNUAL REPORT

                              SEPTEMBER 30, 1997

   [LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

                                OFFICERS AND DIRECTORS


DIRECTORS

Julio J. de Puzo, Jr.
John P. Endicott
Leonard Mautner
John H. Rubel
John P. Shelton

Joseph Lowitz, CHAIRMAN EMERITUS
John F. Allard, DIRECTOR EMERITUS



OFFICERS

William M. Sams, PRESIDENT AND
    CHIEF INVESTMENT OFFICER
Julio J. de Puzo, Jr., EXECUTIVE VICE
    PRESIDENT
Eric S. Ende, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER




INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 328-5000


This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Annual Report covers the fiscal year ended September 30, 1997. During this period, the per share net asset value of your Fund increased 17.7%, while the Standard & Poor's Stock Average (S&P 500) increased 40.7% and the Dow Jones Industrial Average increased 37.7%. The above changes include reinvestment of all dividends and distributions during the period.

     On September 30, 1996, the net asset value per share was $16.54 and on September 30, 1997, it was $15.95. During the year, the Fund paid $2.87 from capital gains (paid January 6, 1997 to shareholders of record on December 31, 1996) and $0.31 from net investment income ($0.18 and $0.13 per share paid January 6, 1997 and July 15, 1997 to shareholders of record December 31, 1996 and June 30, 1997, respectively).

THE YEAR IN REVIEW

     Economically speaking this past year has been a good one, with a strong economy supported by low inflation, low interest rates and low unemployment. The real estate markets are turning up and people feel more comfortable with their financial status in general. Cocktail party conversation no longer centers on recession or downside risk and the consensus opinion is that this year's Christmas season will be the best in a decade. As one of my colleagues recently said, "THESE are the good old days."

WHY HAS THE STOCK MARKET BEEN

SO STRONG FOR SO LONG?
It is for several reasons:
1.) Interest rates have been relatively stable over an extended period of time.
2.) If interest rates are stable, that means inflation has been kept under control.
3.) If interest rates and inflation are not increasing, that usually means final demand for goods and services is relatively modest along with corporate profits. However, this has not been the case this time around.
4.) Excess plant capacity, technological innovation (computers and communications), low wage increases and cheap import prices (strong
    American dollars) have kept unit prices in check while overall final demand for goods and services has been brisk.
5.) Therefore, that explains the modest inflation, but why have corporate profits been so strong? Company restructuring (employee layoffs, plant closings and reducing all expenses to the bone) has become very fashionable and therefore profits have greatly benefited.

WILL THE STOCK MARKET CONTINUE ITS STRONG UPWARD MARCH?

     I rather doubt it and certainly not at the same pace of the previous three years. Why? An increasingly tight labor pool, coupled with rising real estate prices and health care costs, will slow corporate profits. The recent currency devaluations in Asia present another economic uncertainty and the impact will not be known for some time. On top of this, stock prices in relation to earnings are on the high side of their historical norm. In other words, slowing corporate profits and high stock prices do not make good bedfellows. On the other hand, I do expect a continuing expanding economy and see no recession at this time.

REVIEWING YOUR FUND'S PAST AND WHAT IS BEING DONE NOW IN PREPARING FOR THE
FUTURE

     1997 marks the 16th year I have managed your Fund and although we have never experienced a down year (on a calendar year basis), the periods of 1986, 1995 and 1997 have been ones of substantial underperformance. Contrarians always get out of sync with the market at one time or another, and I am certainly no exception. We tend to buy and sell too soon, which usually produces excellent performance, but seldom in extremely strong periods as we have recently witnessed. In declining markets, good results should be obtained. This contrarian way of investing has generally served my investors well over the 31 years I have managed mutual funds and I expect it to do so in the future. I appreciate your patience.

     That's all well and dandy, Brother Sams, but what does the portfolio look like today? Our cash position is 39%. Gold stocks currently comprise 14% of the portfolio. Gold prices are at a 12 year low and if gold prices continue down, I expect these high quality companies (Newmont, Homestake, Placer Dome) to acquire other gold companies whose mining costs are too high and whose
balance sheets are debt heavy.   Shut down or sell out will be their choice.

     We recently established a major position in Columbia/HCA at an average cost of $28.61 after a decline from a high of $45 this year. Although we expect the government will fine this hospital chain heavily when all is said and done for its past deeds, its large cash flow should yield a substantially higher stock price. Our old friend Woolworth has been repurchased after its recent significant decline. This well managed retailer represents excellent value and should do well after the current slowdown in athletic shoe sales abates. These are two good examples of our contrarian approach of "buy straw hats in the winter." If they go lower, and they well could, I would expect to make additional purchases. I expect patience will be a virtue in both of these cases. Cyclical exposures have been reduced as it appears too late in the business cycle to hold these issues.

     In summary, the large cash and gold positions should afford some downside protection in case of a market decline, but I would not hesitate to put that cash to work if other companies like Woolworth and Columbia/HCA are discovered. I might add that, so far in the recent market correction, the gold stocks have declined instead of showing their usual strength. I do not expect this to continue, but it certainly is a disappointment. This is not the time to run out and load up on stocks, but prudent opportunities like Columbia/HCA and Woolworth will continue to appear from time to time and we have the cash to take advantage of them.

     I would like to leave you with a final thought. In the investment business, as in any other, there are optimists and pessimists. An optimist spends 80% of his time being euphoric and 20% of his time in bankruptcy court, while a pessimist spends 20% of his time being euphoric and 80% of his time in his psychiatrist's office. The bottom line for me is that I want to be an "optimistic pessimist." Erring on the side of caution, while still willing to make big bets when the value appears, has worked for me historically and I don't plan to change horses in mid-stream.

     Thank you very much for your past support and I hope I can continue to earn it in the future.

Respectfully submitted,

/s/ William M. Sams
William M. Sams
President
November 12, 1997

                                HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PARAMOUNT FUND, INC. VS. S&P 500 AND LIPPER GROWTH & INCOME FUND AVERAGE FROM OCTOBER 1, 1987 TO SEPTEMBER 30, 1997

[GRAPH]


                          9/30/87  9/30/88   9/30/89   9/30/90   9/30/91  9/30/92  9/30/93   9/30/94   9/30/95   9/30/96   9/30/97
                          -------  -------   -------   -------   -------  -------  -------   -------   -------   -------   -------
FPA Paramount Fund, Inc.   9,350    9,511    11,515    11,167    14,419   15,404   17,727    21,571    23,968    28,862    33,973
FPA Paramount Fund, Inc.
 (NAV)                     10,000   10,172   12,315    11,943    15,421   16,474   18,959    23,071    25,634    30,869    36,335
Lipper Growth & Income
 Fund Average              10,000   8,747    11,612    10,518    13,813   15,330   17,329    17,963    23,316    28,068    39,481
S&P 500                    10,000   9,240    11,701    10,381    13,482   14,861   17,299    17,851    22,037    25,911    34,885


Past performance is not indicative of future performance. The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index of publicly traded stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Growth & Income Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Paramount Fund, Inc., with an ending value of $33,973, reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $36,335. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all dividends and distributions.

                                     Average Annual Total Return
FPA Paramount Fund, Inc.           Years Ended September 30, 1997
                                   -------------------------------
                                   1 Year     5 Years     10 Years
                                   ------     -------     --------

At Net Asset Value                  17.70%      17.14%       13.77%
With Maximum 6.5% Sales Charge      10.05%      15.57%       13.01%

                               MAJOR PORTFOLIO CHANGES
                         Six Months Ended September 30, 1997


                                                                 Shares
                                                               -----------
NET PURCHASES

COMMON STOCKS
Charming Shoppes, Inc. . . . . . . . . . . . . . . . . . .         815,000
Chieftain International, Inc. (1). . . . . . . . . . . . .         150,000
Columbia/HCA Healthcare Corporation (1). . . . . . . . . .       1,270,000
ENSERCH Exploration, Inc.. . . . . . . . . . . . . . . . .       2,249,257
Lone Star Steakhouse & Saloon, Inc.. . . . . . . . . . . .         717,000
Mohawk Industries, Inc. (1). . . . . . . . . . . . . . . .         600,000
Morrison Knudsen Corporation (1) . . . . . . . . . . . . .         100,000
Newmont Mining Corporation . . . . . . . . . . . . . . . .         125,000
Paging Network, Inc. (1) . . . . . . . . . . . . . . . . .       2,381,000
Placer Dome Inc. . . . . . . . . . . . . . . . . . . . . .         400,000
Storage Technology Corporation (1) . . . . . . . . . . . .         100,000
Texas Utilities Company (1). . . . . . . . . . . . . . . .         337,500
Woolworth Corporation. . . . . . . . . . . . . . . . . . .       1,115,000

NET SALES

COMMON STOCKS
Amdahl Corporation (2) . . . . . . . . . . . . . . . . . .       3,245,000
Camden Property Trust (2). . . . . . . . . . . . . . . . .         108,800
DSC Communications Corporation (2) . . . . . . . . . . . .          10,000
ENSERCH Corporation (2). . . . . . . . . . . . . . . . . .       1,500,000
Ethyl Corporation (2). . . . . . . . . . . . . . . . . . .       3,500,000
Inco Limited . . . . . . . . . . . . . . . . . . . . . . .         200,000
Louisiana-Pacific Corporation. . . . . . . . . . . . . . .         700,000
LTV Corporation, The (2) . . . . . . . . . . . . . . . . .         800,000
Micron Technology, Inc. (2). . . . . . . . . . . . . . . .         100,000
Millennium Chemicals Inc. (2). . . . . . . . . . . . . . .         150,000
Nucor Corporation (2). . . . . . . . . . . . . . . . . . .          20,000
Safety-Kleen Corporation . . . . . . . . . . . . . . . . .       1,468,500
Temple-Inland, Inc. (2). . . . . . . . . . . . . . . . . .         105,900
Unifi, Inc.. . . . . . . . . . . . . . . . . . . . . . . .         500,000
Wendy's International, Inc. (2). . . . . . . . . . . . . .       1,000,000



(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                               PORTFOLIO OF INVESTMENTS
                                  September 30, 1997



COMMON STOCKS                                          Shares          Cost           Value
--------------------------------------------------    ---------    ------------   ------------

MINING -- 13.9%
Homestake Mining Company. . . . . . . . . . . .       2,158,000    $ 29,950,800   $ 33,044,375
Inco Limited. . . . . . . . . . . . . . . . . .         100,000       3,057,000      2,506,250
Newmont Mining Corporation . . . . . . . . . . .      1,050,000      42,437,807     47,184,375
Placer Dome Inc. . . . . . . . . . . . . . . . .      1,700,000      33,618,210     32,512,500
                                                                   ------------   ------------
                                                                   $109,063,817   $115,247,500
                                                                   ------------   ------------
RETAILING -- 9.4%
Charming Shoppes, Inc.*. . . . . . . . . . . . .      2,815,000    $ 15,903,340   $ 17,329,844
Service Merchandise Company, Inc.*+. . . . . . .      7,000,000      37,253,335     28,875,000
Woolworth Corporation* . . . . . . . . . . .          1,450,000      33,209,507     32,081,250
                                                                   ------------   ------------
                                                                   $ 86,366,182   $ 78,286,094
                                                                   ------------   ------------
HEALTH CARE -- 9.0%
Columbia/HCA Healthcare Corporation. . . . . . .      1,270,000    $ 36,331,375   $ 36,512,500
Magellan Health Services, Inc.*. . . . . . . .        1,200,000      21,055,591     38,100,000
                                                                   ------------   ------------
                                                                   $ 57,386,966   $ 74,612,500
                                                                   ------------   ------------
RESTAURANTS -- 6.1%
Lone Star Steakhouse & Saloon, Inc.*+. . . . . .      2,167,000    $ 52,907,736   $ 45,236,125
Luby's Cafeterias, Inc.. . . . . . . . . . . . .       250,000        4,998,750      5,203,125
                                                                   ------------   ------------
                                                                   $ 57,906,486   $ 50,439,250
                                                                   ------------   ------------
CONSUMER NON-DURABLE GOODS -- 4.4%
Mohawk Industries, Inc.* . . . . . . . . . . . .        600,000    $ 12,153,815   $ 16,425,000
Unifi, Inc.. . . . . . . . . . . . . . . . .            500,000      11,791,600     20,468,750
                                                                   ------------   ------------
                                                                   $ 23,945,415   $ 36,893,750
                                                                   ------------   ------------
COMMUNICATIONS & INFORMATION-- 4.2%
Paging Network, Inc.*. . . . . . . . . . . . . .      2,381,000    $ 22,747,768   $ 30,208,938
Storage Technology Corporation*. . . . . . . .          100,000       3,982,113      4,781,250
                                                                   ------------   ------------
                                                                   $ 26,729,881   $ 34,990,188
                                                                   ------------   ------------


                               PORTFOLIO OF INVESTMENTS
                                  September 30, 1997



COMMON STOCKS - CONTINUED                              Shares           Cost          Value
--------------------------------------------------    ---------    ------------   ------------
INSURANCE -- 3.9%
Leucadia National Corporation . . . . . . . . .         950,000    $ 21,771,021   $ 32,656,250
                                                                   ------------   ------------

MATERIALS -- 3.6%
DSM N.V. (ADR) . . . . . . . . . . . . . . . . .        500,000    $ 11,886,250   $ 12,375,000
Louisiana-Pacific Corporation. . . . . . . . . .        700,000      15,804,625     17,500,000
                                                                   ------------   ------------
                                                                   $ 27,690,875   $ 29,875,000
                                                                   ------------   ------------

OIL & GAS PRODUCTION/EXPLORATION -- 3.6%
Chieftain International, Inc.* . . . . . . . . .        150,000    $  3,179,250   $  3,900,000

ENSERCH Exploration, Inc.* . . . . . . . . . . .      2,849,257      16,796,209     25,643,313
                                                                   ------------   ------------
                                                                   $ 19,975,459   $ 29,543,313
                                                                   ------------   ------------

MULTI-INDUSTRY -- 1.5%
Safety-Kleen Corporation. . . . . . . . . . . .         531,500    $  8,580,099   $ 12,722,781
                                                                   ------------   ------------

UTILITIES -- 1.5%
Texas Utilities Company . . . . . . . . . . . .         337,500    $ 16,139,630   $ 12,150,000
                                                                   ------------   ------------

CONSTRUCTION -- 0.1%
Morrison Knudsen Corporation* . . . . . . . . .         100,000    $  1,200,000   $  1,212,500
                                                                   ------------   ------------

TOTAL COMMON STOCKS -- 61.2%. . . . . . . . . .                    $456,755,831   $508,629,126
                                                                   ------------   ------------
                                                                   ------------

                               PORTFOLIO OF INVESTMENTS
                                  September 30, 1997



                                                                      Principal
                                                                      Amount                 Value
                                                                    ------------        -----------
SHORT-TERM INVESTMENTS -- 34.0%
Short-term Corporate Notes:
  CIT Group Holdings, Inc. -- 5.44% 10/1/97. . . . . . . . . . .    $13,000,000         $13,000,000
  Du Pont (E.I.) De Nemours & Company -- 5.45% 10/3/97 . . . . .      3,500,000           3,498,940
  MetLife Funding, Inc. -- 5.46% 10/3/97 . . . . . . . . . . . .     24,000,000          23,992,720
  PepsiCo, Inc. -- 51/2% 10/6/97 . . . . . . . . . . . . . . . .      2,000,000           1,998,472
  Sherwin-Williams Company, The -- 51/2% 10/6/97 . . . . . . . .     10,000,000           9,992,361
  Xerox Credit Corporation -- 5.49% 10/6/97. . . . . . . . . . .     10,000,000           9,992,375
  Bell Atlantic Financial Services, Inc. -- 5.52% 10/7/97. . . .     24,000,000          23,977,920
  Du Pont (E.I.) De Nemours & Company -- 5.44% 10/7/97 . . . . .     25,000,000          24,977,333
  Du Pont (E.I.) De Nemours & Company -- 5.46% 10/8/97 . . . .        5,000,000           4,994,692
  Minnesota Mining & Manufacturing Company -- 5.47% 10/8/97. . .     11,000,000          10,988,300
  Coca-Cola Company, The -- 5.43% 10/9/97. . . . . . . . . . . .      3,000,000           2,996,380
  Du Pont (E.I.) De Nemours & Company -- 5.45% 10/10/97. . . .        5,000,000           4,993,187
  Abbott Laboratories -- 5.47% 10/16/97. . . . . . . . . . . . .      8,000,000           7,981,767
  Amoco Corporation -- 5.42% 10/16/97. . . . . . . . . . . . . .      5,000,000           4,988,708
  Abbott Laboratories -- 5.45% 10/20/97. . . . . . . . . . . . .      8,000,000           7,976,989
  Kimberly-Clark Corporation -- 5.48% 10/27/97 . . . . . . . . .      5,000,000           4,980,211
  General Mills, Inc. -- 5.48% 10/31/97. . . . . . . . . . . . .      8,000,000           7,963,467
  Amoco Corporation -- 5.45% 11/4/97 . . . . . . . . . . . . . .      4,000,000           3,979,411
  Coca-Cola Company, The -- 5.46% 11/6/97. . . . . . . . . . . .      8,500,000           8,453,590
  Wal-Mart Stores, Inc. -- 5.45% 11/10/97. . . . . . . . . . . .     21,500,000          21,369,806
  Toyota Motor Credit Corporation -- 5.45% 11/17/97. . . . . . .     41,000,000          40,708,274
  Walt Disney Company, The -- 5.46% 11/20/97 . . . . . . . . . .     38,000,000          37,711,833
State Street Bank Repurchase Agreement -- 5% 10/1/97
 (Collateralized by U.S. Treasury Notes
  -- 6% 1998, market value $818,000) . . . . . . . . . . . . . .        797,000             797,111
                                                                                       ------------
                                                                                       $282,813,847
                                                                                       ------------
TOTAL INVESTMENTS -- 95.2% . . . . . . . . . . . . . . . . . . .                       $790,942,973
Other assets less liabilities -- 4.8%. . . . . . . . . . . . . .                         39,790,123
                                                                                       ------------
TOTAL NET ASSETS -- 100% . . . . . . . . . . . . . . . . . . . .                       $830,733,096
                                                                                       ------------
                                                                                       ------------


*Non-income producing securities
+Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the year ended September 30, 1997.

                                   Purchases      Sales    Realized   Dividend
                                    at Cost      at Cost     Gain      Income
                                 ---------------------------------------------
 Lone Star Steakhouse
   & Saloon, Inc.                $52,907,736        --         --         --
 Service Merchandise
   Company, Inc.                     937,000        --         --         --

See notes to financial statements.

                         STATEMENT OF ASSETS AND LIABILITIES
                                  September 30, 1997


ASSETS
  Investments at value:
    Common stocks -- at market value
      (identified cost $456,755,831) . . . . . . . . . . . . . .   $508,629,126
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less). . . . . . . . . . . . . .    282,313,847        $790,942,973
                                                                   ------------
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  514
  Receivable for:
    Investment securities sold . . . . . . . . . . . . . . . . .   $ 39,578,398
    Capital Stock sold . . . . . . . . . . . . . . . . . . . .          690,392
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .        689,687          40,958,477
                                                                   ------------        ------------
                                                                                       $831,901,964

LIABILITIES
  Payable for:
    Capital Stock repurchased. . . . . . . . . . . . . . . . . .   $    609,171
    Advisory fees and financial services . . . . . . . . . . . .        502,197
    Accrued expenses . . . . . . . . . . . . . . . . . . . . . .         57,500           1,168,868
                                                                   ------------        ------------

NET ASSETS -- equivalent to $15.95 per share on 52,067,576
  shares of Capital Stock outstanding. . . . . . . . . . . . . .                       $830,733,096
                                                                                       ------------
                                                                                       ------------


SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 52,067,576 shares. . . . . .                       $ 13,016,894
  Additional Paid-in Capital . . . . . . . . . . . . . . . . . .                        673,530,962
  Undistributed net realized gain on investments . . . . . . .                           88,610,618
  Undistributed net investment income. . . . . . . . . . . . . .                          3,701,327
  Unrealized appreciation of investments . . . . . . . . . . . .                         51,873,295
                                                                                       ------------
  Net assets at September 30, 1997 . . . . . . . . . . . . . . .                       $830,733,096
                                                                                       ------------
                                                                                       ------------



See notes to financial statements.

                               STATEMENT OF OPERATIONS
                        For the Year Ended September 30, 1997

INVESTMENT INCOME
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . .                       $ 13,776,230
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .                          6,476,972
                                                                                       ------------
                                                                                       $ 20,253,202

EXPENSES
    Advisory fees. . . . . . . . . . . . . . . . . . . . . . . .    $ 4,896,408
    Financial services . . . . . . . . . . . . . . . . . . . . .        715,380
    Transfer agent fees and expenses . . . . . . . . . . . . . .        515,421
    Custodian fees and expenses. . . . . . . . . . . . . . . . .         64,710
    Registration fees. . . . . . . . . . . . . . . . . . . . . .         54,934
    Reports to shareholders. . . . . . . . . . . . . . . . . . .         54,417
    Directors' fees and expenses . . . . . . . . . . . . . . . .         45,159
    Insurance. . . . . . . . . . . . . . . . . . . . . . . . . .         29,148
    Audit fees . . . . . . . . . . . . . . . . . . . . . . . . .         25,200
    Legal fees . . . . . . . . . . . . . . . . . . . . . . . . .         19,274
    Other expenses . . . . . . . . . . . . . . . . . . . . .             11,547           6,431,598
                                                                    -----------        ------------
          Net investment income. . . . . . . . . . . . . . . . .                       $ 13,821,604
                                                                                       ------------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)   $613,528,982
    Cost of investment securities sold . . . . . . . . . . . . .    522,428,046
                                                                   ------------
        Net realized gain on investments . . . . . . . . . . . .                       $ 91,100,936


Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year . . . . . . . .    $32,770,289
    Unrealized appreciation at end of year . . . . . . . . . . .     51,873,295
                                                                    -----------
        Increase in unrealized appreciation of investments . . .                         19,103,006
                                                                                       ------------

            Net realized and unrealized gain on investments. . .                       $110,203,942
                                                                                       ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . .                       $124,025,546
                                                                                       ------------
                                                                                       ------------


See notes to financial statements.

                          STATEMENT OF CHANGES IN NET ASSETS



                                                                     For the Year Ended September 30,
                                                    -------------------------------------------------------------------------
                                                               1997                                   1996
                                                    -------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income . . . . . . . . . . . .     $ 13,821,604                             $12,108,460
  Net realized gain on investments. . . . . . .       91,100,936                             117,344,002
  Increase (decrease) in unrealized
    appreciation of investments . . . . . . . .       19,103,006                             (14,322,708)
                                                    ------------                            ------------
Increase in net assets resulting
  from operations . . . . . . . . . . . . . . .                         $124,025,546                            $115,129,754
Distributions to shareholders from:
  Net investment income . . . . . . . . . . . .     $(13,949,391)                           $(10,798,463)
  Net realized capital gains. . . . . . . . . .     (112,712,010)       (126,661,401)        (35,377,391)        (46,175,854)
                                                    ------------                            ------------
Capital Stock transactions:
  Proceeds from Capital Stock sold. . . . . . .     $171,882,375                            $ 62,620,462
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions. . . . . . .      107,501,337                              39,622,458
  Cost of Capital Stock repurchased . . . . . .     (129,073,320)        150,310,392         (84,055,296)         18,187,624
                                                    ------------        ------------        ------------       -------------
Total increase in net assets. . . . . . . . . .                         $147,674,537                            $ 87,141,524

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $3,829,114 and $2,519,117. . . . . . . . .                          683,058,559                             595,917,035
                                                                        ------------                           -------------
End of year, including
  undistributed net investment income
  of $3,701,327 and $3,829,114. . . . . . . . .                         $830,733,096                            $683,058,559
                                                                        ------------                           -------------
                                                                        ------------                           -------------

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold. . . . . . . . . .                           11,574,033                               4,079,091
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions . . . . . . . . . . . . . .                            7,390,224                               2,823,415
Shares of Capital Stock repurchased . . . . . .                           (8,195,774)                             (5,593,952)
                                                                        ------------                           -------------
Increase in Capital Stock
  outstanding . . . . . . . . . . . . . . . . .                           10,768,483                               1,308,554
                                                                        ------------                           -------------
                                                                        ------------                           -------------



See notes to financial statements.

                                 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR




                                                                          Year Ended September 30,
                                                          ------------------------------------------------------------------

                                                           1997           1996           1995           1994           1993
                                                          ------         ------         ------         ------         ------
Per share operating performance:
Net asset value at beginning of year . . . . . . . .      $16.54         $14.90         $14.73         $13.72         $13.09
                                                          ------         ------         ------         ------         ------

Net investment income. . . . . . . . . . . . . . . .      $ 0.29         $ 0.30         $ 0.30         $ 0.24         $ 0.25

Net realized and unrealized gain
  on investment securities . . . . . . . . . . . . .        2.30           2.52           1.17           2.54           1.61
                                                          ------         ------         ------         ------         ------

Total from investment operations . . . . . . . . . .      $ 2.59         $ 2.82         $ 1.47         $ 2.78         $ 1.86
                                                          ------         ------         ------         ------         ------
Less distributions:
  Dividends from net investment income . . . . . . .      $(0.31)        $(0.27)        $(0.29)        $(0.25)        $(0.25)
  Distributions from net realized capital gains. . .       (2.87)         (0.91)         (1.01)         (1.52)         (0.98)
                                                          ------         ------         ------         ------         ------

  Total distributions. . . . . . . . . . . . . . . .      $(3.18)        $(1.18)        $(1.30)        $(1.77)        $(1.23)
                                                          ------         ------         ------         ------         ------

Net asset value at end of year . . . . . . . . . . .      $15.95         $16.54         $14.90         $14.73         $13.72
                                                          ------         ------         ------         ------         ------
                                                          ------         ------         ------         ------         ------

Total investment return* . . . . . . . . . . . . . .       17.70%         20.42%         11.11%         21.69%         15.08%

Ratios/supplemental data:
Net assets at end of year (in $000's). . . . . . . .     830,733        683,059        595,917        421,382        327,179
Average brokerage commissions per share. . . . . . .     $0.0676        $0.0646             --             --             --
Ratio of expenses to average net assets. . . . . . .        0.86%          0.87%          0.89%          0.90%          0.89%
Ratio of net investment income to
  average net assets . . . . . . . . . . . . . . . .        1.84%          1.94%          2.25%          1.69%          1.83%
Portfolio turnover rate. . . . . . . . . . . . . . .         110%           131%            95%            76%            98%





*Return is based on net asset value per share, adjusted for reinvestment of
distributions, and does not reflect deduction of the   sales charge.
See notes to financial statements.

FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)




                                                                                          Long-Term
                            Per Share                 Ordinary Income                    Capital Gain
                                                  ---------------------------
    Payable Date             Amount               Qualifying   Non-Qualifying            Distribution
------------------------    ---------             ---------------------------            ------------
January 8, 1997. . . . .    $3.05+                 2.3%           38.0%                    59.7%
July 15, 1997  . . . . .    $0.13                 38.6%           61.4%                      -0-




+ This amount includes a $2.87 capital gain distribution of which $1.05 was short-term capital gains and therefore taxable as ordinary income. This is in addition to the $0.18 income dividend which is also taxable as ordinary income. Even though payment was made in 1997, this distribution was taxable to shareholders in 1996 under provisions of the Internal Revenue Code.

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 1998 setting forth specific amounts to be included in their 1997 tax returns.

                        NOTES TO FINANCIAL STATEMENTS
                             September 30, 1997

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
A.  Security Valuation
         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.
B.  Federal Income Tax
         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.
C.  Securities Transactions and Related Investment Income
         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.
D.  Use of Estimates
         The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

    Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $538,476,091 for the year ended September 30, 1997. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 1997 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

    Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund or the year.
    For the year ended September 30, 1997, the Fund paid aggregate fees of $44,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

    For the year ended September 30, 1997, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $355,286 in  net  Fund  share  sales commissions after reallowance to other dealers.  The
Distributor pays its own overhead and general  administrative   expenses,  the
cost  of supplemental sales literature, promotion and advertising.

--------------------------------------------------------------------------------
                             REPORT OF ERNST & YOUNG LLP,
                                 INDEPENDENT AUDITORS
TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PARAMOUNT FUND, INC.

    We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc., including the portfolio of investments, as of September 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, including confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, California
October 31, 1997